FHLB Advances (Narrative) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Amount available of FHLB	$ 19,404
Fixed interest rate due within one year	2,500
Fixed interest rate	0.35%
FHLB avdaves with 3 month term	2,500
FHLB avdaves with 3 month term, fixed rate	0.20%
January 2014 [Member]
Fixed interest rate due within one year	$ 5,000	$ 5,000
Fixed interest rate	3.12%